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                                                                   Exhibit 23(b)




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Coeur d'Alene Mines Corporation's previously filed S-8 Registration Statement No. 33-60163.




Seattle, Washington,               ERNST & YOUNG LLP
    March 17, 2000.





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